SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         August 19, 2002
                                                 -------------------------------


                                 COMDISCO, INC.
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               (Exact name of registrant as specified in charter)


Delaware                            001-07725                    36-2687938
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(State of other jurisdiction       (Commission                  (IRS Employer
     of incorporation)              File Number)             Identification No.)


                6111 North River Road, Rosemont, Illinois 60018
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (847) 698-3000
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Explanatory Note: This Amendment No. 1 to Current Report on Form 8-K is being filed to include the exhibits which were omitted from the Current Report on Form 8-K filed on August 19, 2002.

Item 7.   Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.

              99.1          Statement Under Oath of Principal Executive Officer.
              99.2          Statement Under Oath of Principal Financial Officer.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COMDISCO, INC.
                                                 (Registrant)


Date: August 19, 2002               By:     /s/ David S. Reynolds
                                            ----------------------
                                                David S. Reynolds
                                    Title:      Controller

                                                                    Exhibit 99.1

          STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Ronald C. Mishler, state and attest that:

     (1) To the best of my knowledge. based upon a review of the covered reports of Comdisco, Inc. ("Comdisco"), and except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Comdisco's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statements, is a "covered report":

          o Annual Report of Comdisco on Form 10-K filed with the Commission on January 11, 2002;

          o all reports on Form 10-Q and all reports on Form 8-K Comdisco filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/  Ronald C. Mishler
------------------------
     Ronald C. Mishler                    Subscribed and sworn to
     Date:  August 19, 2002               Before me this 19 day of
                                          August, 2002.
                                          /s/ Gina M. Andriotti
                                          ---------------------------
                                              Notary Public
                                              My Commission Expires:  11/30/2005

                                                                    Exhibit 99.2

          STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, David S. Reynolds, state and attest that:

     (1) To the best of my knowledge. based upon a review of the covered reports of Comdisco, Inc. ("Comdisco"), and except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Comdisco's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statements, is a "covered report":

          o Annual Report of Comdisco on Form 10-K filed with the Commission on January 11, 2002;

          o all reports on Form 10-Q and all reports on Form 8-K Comdisco filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/  David S. Reynolds
------------------------
     David S. Reynolds                    Subscribed and sworn to
     Date:  August 19, 2002               Before me this 19 day of
                                          August, 2002.
                                          /s/ Gina M. Andriotti
                                          ---------------------------
                                              Notary Public
                                              My Commission Expires:  11/30/2005